UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/31/2012

Item 1. Schedule of Investments.

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount		Value
U.S. Government Obligations–0.3%
U.S. Treasury Bills, 0.112%, 11/29/12[1] (Cost $249,932)	$250,000		$249,948
Foreign Government Obligations–63.4%
Brazil–10.0%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/17	7,431,000	BRR	3,783,460
9.762%, 1/1/21	3,314,000	BRR	1,678,646
12.681%, 5/15/45[2]	385,000	BRR	530,724
Series NTNB, 12.205%, 8/15/50[2]	330,000	BRR	457,071
Series NTNB, 12.681%, 5/15/15[2]	1,095,000	BRR	1,267,168
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 10%, 1/1/18	1,180,000	BRR	601,226

			8,318,295
Colombia–0.7%
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	440,000		601,700
Croatia–0.2%
Croatia (Republic of) Unsec. Nts., 6.25%, 4/27/17[3]	160,000		169,722
Ghana–0.3%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[3]	185,000		214,138
Hungary–4.4%
Hungary (Republic of) Bonds: 4.75%, 2/3/15	205,000		207,563
6.75%, 11/24/17	117,000,000	HUF	513,678
Series 14/D, 6.75%, 8/22/14	48,000,000	HUF	213,038
Series 15C, 7.75%, 8/24/15	134,000,000	HUF	609,514
Series 15/A, 8%, 2/12/15	22,000,000	HUF	100,294
Series 16/C, 5.50%, 2/12/16	31,000,000	HUF	132,478
Series 17/B, 6.75%, 2/24/17	70,000,000	HUF	308,243
Series 19/A, 6.50%, 6/24/19	54,000,000	HUF	232,272
Series 20/A, 7.50%, 11/12/20	49,000,000	HUF	221,017
Series 22A, 7%, 6/24/22	37,000,000	HUF	160,745
Series 23A, 6%, 11/24/23	24,000,000	HUF	96,018
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	130,000		142,701
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	130,000	EUR	161,699
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	295,000		315,650
Hungary (Republic of) Treasury Bills:
6.824%, 12/12/12[4]	12,000,000	HUF	52,220
7.006%, 2/20/13[4]	25,000,000	HUF	107,566
7.293%, 12/27/12[4]	29,000,000	HUF	125,852

			3,700,548

1	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount		Value
Indonesia–0.8%
Indonesia (Republic of) Nts., 5.25%, 1/17/42[3]	$205,000		$229,088
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[3]	75,000		84,000
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[3]	95,000		138,938
Indonesia (Republic of) Unsec. Nts.: 3.75%, 4/25/22[3]	160,000		165,800
8.50%, 10/12/35[3]	60,000		92,850

			710,676
Israel–0.3%
Israel (State of) Sr. Unsec. Bonds, 4%, 6/30/22	215,000		225,835
Ivory Coast–0.2%
Ivory Coast Bonds, 3.75%, 12/31/32	240,000		197,400
Latvia–0.2%
Latvia (Republic of) Nts., 5.25%, 2/22/17[3]	165,000		178,415
Lithuanua–0.2%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[3]	150,000		178,688
Malaysia–1.8%
Central Bank of Malaysia Treasury Bills:
Series 5312, 2.984%, 1/22/13[4]	1,640,000	MYR	518,964
Series 5612, 3%, 2/7/13[4]	1,640,000	MYR	518,391
Series 6212 2.968%, 2/28/13[4]	820,000	MYR	258,720
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[3]	155,000		176,130

			1,472,205
Mexico–6.1%
United Mexican States Bonds: Series M, 6.50%, 6/10/21[5]	8,770,000	MXN	721,304
Series M20, 7.50%, 6/3/27[5]	17,800,000	MXN	1,554,525
Series M, 8%, 6/11/20	8,080,000	MXN	724,559
Series M20, 8.50%, 5/31/29[5]	5,970,000	MXN	566,569
United Mexican States Treasury Bills: 4.551%, 10/18/12[4]	5,000,000	MXN	376,456
4.578%, 9/20/12[4]	10,000,000	MXN	755,502
4.581%, 12/13/12[4]	5,000,000	MXN	373,998

			5,072,913

2	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount		Value
Nigeria–0.5%
Nigeria (Federal Republic of) Treasury Bills:
15.149%, 3/7/13[4]	$4,000,000	NGN	$23,577
15.205%, 3/28/13[4]	15,000,000	NGN	87,971
Series 364, 15.572%, 4/25/13[4]	11,000,000	NGN	63,852
Series 364, 16.255%, 8/8/13[4]	22,000,000	NGN	123,027
Series 364, 16.895%, 2/7/13[4]	16,000,000	NGN	95,499

			393,926
Panama–0.4%
Panama (Republic of) Bonds:
6.70%, 1/26/36	90,000		128,790
8.875%, 9/30/27	65,000		106,503
9.375%, 4/1/29	80,000		138,000

			373,293
Peru–3.3%
Peru (Republic of) Bonds, 7.35%, 7/21/25	415,000		607,975
Peru (Republic of) Sr. Unsec. Bonds:
6.95%, 8/12/31[3]	1,765,000	PEN	815,151
8.20%, 8/12/26[3]	1,065,000	PEN	545,550
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[3]	1,560,000	PEN	731,584
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	80,000		103,000

			2,803,260
Philippines–1.3%
Philippines (Republic of the) Sr. Unsec. Bonds:
4%, 1/15/21	240,000		265,500
5%, 1/13/37	345,000		403,219
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	335,000		455,181

			1,123,900
Poland–2.8%
Poland (Republic of) Bonds:
5.25%, 10/25/20	1,720,000	PLZ	537,895
Series WS0922, 5.75%, 9/23/22	1,380,000	PLZ	443,780
Series 0416, 5%, 4/25/16	1,985,000	PLZ	616,348
Series 1017, 5.25%, 10/25/17	1,540,000	PLZ	483,562

3	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount		Value
Poland Continued
Poland (Republic of) Sr. Unsec. Nts.:
5%, 3/23/22	$70,000		$80,675
5.125%, 4/21/21	185,000		215,063

			2,377,323
Qatar–0.4%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[3]	110,000		129,635
Qatar (State of) Sr. Unsec. Nts.:
5.75%, 1/20/42[3]	115,000		144,325
6.40%, 1/20/40[3]	40,000		53,540

			327,500
Romania–0.4%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[3]	305,000		332,069
Russia–4.3%
Russian Federation Bonds:
7.50%, 3/15/18[5]	10,000,000	RUR	311,676
7.50%, 2/27/19[5]	11,800,000	RUR	363,972
7.60%, 4/14/21[5]	15,000,000	RUR	463,793
Series 6206, 7.40%, 6/14/17	51,000,000	RUR	1,580,850
Russian Federation Unsec. Bonds:
5.625%, 4/4/42[3]	215,000		254,506
Series 9, 7.90%, 3/18/21[5]	4,000,000	RUR	121,197
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/15/20[3]	140,000		154,882
Vnesheconombank Via VEB Finance plc Sr. Unsec. Unsub. Nts.:
6.80%, 11/22/25[3]	160,000		187,344
6.902%, 7/9/20[3]	105,000		122,455

			3,560,675
Slovakia–0.2%
Slovakia (Republic of) Bonds, 4.375%, 5/21/22[3]	165,000		171,857
South Africa–8.4%
South Africa (Republic of) Bonds:
Series R209, 6.25%, 3/31/36	7,360,000	ZAR	704,934
Series R208, 6.75%, 3/31/21	15,600,000	ZAR	1,858,457
Series R213, 7%, 2/28/31	9,735,000	ZAR	1,054,549
Series R207, 7.25%, 1/15/20	14,390,000	ZAR	1,781,284
Series R186, 10.50%, 12/21/26	10,550,000	ZAR	1,591,787

			6,991,011

4	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount		Value
Sri Lanka–0.6%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[3]	$75,000		$77,438
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[3]	270,000		286,200
6.25% 7/27/21[3]	115,000		120,741

			484,379
Turkey–10.9%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	285,000		368,006
7%, 3/11/19	120,000		148,350
9%, 3/5/14	1,510,000	TRY	851,201
9%, 3/8/17	4,085,000	TRY	2,346,540
9.234%, 11/7/12[4]	2,000,000	TRY	1,086,884
9.50%, 1/12/22[5]	2,010,000	TRY	1,204,321
9.522%, 7/17/13[4]	2,470,000	TRY	1,277,579
10.50%, 1/15/20[5]	100,000	TRY	62,074
15.959%, 8/14/13[2]	230,000	TRY	185,352
Turkey (Republic of) Nts., 7.50%, 7/14/17	150,000		183,000
Turkey (Republic of) Unsec. Bonds, 6.25%, 9/26/22	485,000		588,063
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22	270,000		303,075
6%, 1/14/41	405,000		478,406

			9,082,851
Ukraine–0.9%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[3]	60,000		56,550
Ukraine (Republic of) Sr. Unsec. Nts.:
6.75%, 11/14/17[3]	200,000		182,500
7.95%, 2/23/21[3]	140,000		132,650
Ukraine (Republic of) Unsec. Bonds, 9.25%, 7/24/17[3]	340,000		345,950

			717,650
United Arab Emirates–0.3%
Emirates of Dubai Sr. Unsec. International Bonds:
7.75%, 10/5/20	170,000		199,580
5.591%, 6/22/21	65,000		69,225

			268,805

5	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount	Value
Uruguay–0.5%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	$170,000	$263,925
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	112,500	162,844

		426,769
Venezuela–3.0%
Venezuela (Republic of) Bonds:
9%, 5/7/23	700,000	602,000
11.95%, 8/5/31	195,000	193,050
13.625%, 8/15/18	525,000	564,375
Venezuela (Republic of) Nts., 8.25%, 10/13/24	295,000	235,263
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	215,000	182,750
12.75%, 8/23/22	150,000	157,500
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	285,000	200,213
7.65%, 4/21/25	500,000	382,500

		2,517,651

Total Foreign Government Obligations (Cost $52,295,088)		52,993,454
Corporate Bonds and Notes–29.3%
Consumer Staples–1.0%
Food & Staples Retailing–0.6%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[3]	475,000	521,505
Food Products–0.4%
Cosan Overseas Ltd., 8.25% Sr. Unsec. Unsub. Nts., 2/5/49	95,000	103,669
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[3]	180,000	178,650

		282,319
Energy–10.4%
Energy Equipment & Services–0.1%
COSL Finance BVI Ltd., 3.25% Nts., 9/6/22[3],[6]	110,000	110,205
Oil, Gas & Consumable Fuels–10.3%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]	100,000	105,875
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[3]	1,055,000	1,338,837
8.146% Sr. Sec. Nts., 4/11/18[3]	510,000	624,954
8.625% Sr. Sec. Nts., 4/28/34[3]	260,000	357,547
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	965,000	1,258,119
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[3]	115,000	137,425
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[3]	280,000	364,890

6	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[3]	$790,000	$883,196
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[3]	225,000	263,655
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[3]	95,000	112,931
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]	291,000	321,919
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	250,000	311,875
Pertamina Persero PT:
5.25% Nts., 5/23/21[3]	100,000	109,750
6% Sr. Unsec. Nts., 5/3/42[3]	120,000	129,900
6.50% Sr. Unsec. Nts., 5/27/41[3]	55,000	62,975
Petroleos de Venezuela SA:
12.75% Sr. Unsec. Nts., 2/17/22[3]	225,000	225,563
4.90% Sr. Unsec. Nts., Series 2014, 10/28/14	415,000	372,463
8.50% Sr. Nts., 11/2/17[3]	465,000	413,850
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	160,000	186,400
5.50% Sr. Unsec. Unsub. Nts., 6/27/44[3]	220,000	240,350
6% Sr. Unsec. Unsub. Nts., 3/5/20	145,000	173,638
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[3]	180,000	230,850
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[3]	255,000	262,650
Tengizchevroil LLP, 6.124% Nts., 11/15/14[7]	71,545	75,189

		8,564,801
Financials–6.9%
Commercial Banks–6.5%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[7]	410,000	425,888
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	90,000	96,075
Banco BMG SA:
8.875% Unsec. Sub. Nts., 8/5/20[3]	100,000	89,375
9.15% Nts., 1/15/16[7]	48,000	47,040
9.95% Unsec. Unsub. Nts., 11/5/19[3]	60,000	56,625
Banco del Estado de Chile, 3.875% Sr. Unsec. Nts., 2/8/22[3]	105,000	113,704

7	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount	Value
Commercial Banks Continued
Banco do Brasil SA, 5.875% Unsec. Sub. Nts., 1/26/22[3]	$130,000	$137,800
Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub. Bonds[3],[8]	335,000	398,650
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[3]	305,000	333,975
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[3]	100,000	113,500
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[3]	160,000	164,800
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[3]	300,000	317,250
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[3]	120,000	132,600
Grupo Aval Ltd., 5.25% Sr. Unsec. Nts., 2/1/17[3]	170,000	181,900
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17[3]	30,000	31,350
9.25% Sr. Nts., 10/16/13[7]	285,000	301,795
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[3],[5]	95,000	92,625
Sberbank of Russia Via SB Capital SA:
5.40% Sr. Unsec. Nts., 3/24/17	745,000	793,410
6.125% Sr. Nts., 2/7/22[3]	320,000	350,816
State Bank of India (London), 4.125% Sr. Unsec. Unsub. Nts., 8/1/17[3]	330,000	330,672
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[3]	185,000	190,550
VTB Capital SA:
6.315% Nts., 2/22/18[3]	330,000	344,508
6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	180,000	192,343
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[3]	170,000	183,813

		5,421,064
Diversified Financial Services–0.4%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[3]	112,389	115,053
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]	180,000	197,334

		312,387
Industrials–1.3%
Aerospace & Defense–0.3%
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	205,000	215,239

8	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount		Value
Construction & Engineering–0.8%
Odebrecht Finance Ltd.:
5.125% Sr. Nts., 6/26/22[3]	$210,000		$217,875
7% Sr. Unsec. Nts., 4/21/20[3]	265,000		299,450
7.125% Sr. Nts., 6/26/42[3]	155,000		170,500

			687,825
Road & Rail–0.2%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[3]	65,000		76,057
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[3]	125,000		127,344

			203,401
Materials–1.6%
Chemicals–0.8%
Braskem America Finance Co., 7.125% Sr. Unsec. Nts., 7/22/41[3]	170,000		176,800
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[3]	410,000		415,125
5.75% Sr. Unsec. Nts., 4/15/21[3]	55,000		57,613

			649,538
Construction Materials–0.1%
Cemex Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[3]	100,000		101,250
Metals & Mining–0.7%
Alrosa Co. Ltd., 8.25% Sr. Unsec. Nts., 6/23/15[5]	1,620,000	RUR	50,567
Alrosa Finance SA, 7.75% Nts., 11/3/20[3]	150,000		166,500
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[3]	55,000		44,138
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	125,000		139,688
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[3]	75,000		68,813
JSC Severstal, 6.70% Nts., 10/25/17[3]	160,000		167,600

			637,306
Telecommunication Services–3.0%
Diversified Telecommunication Services–1.4%
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	360,000	BRR	185,950
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	965,000		1,001,188

			1,187,138

9	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount		Value
Wireless Telecommunication Services–1.6%
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[3]	$215,000		$256,783
Sistema International Funding SA, 6.95% Unsec. Nts., 5/17/19[3]	90,000		91,969
Vimpel Communications, 8.85% Sr. Unsec. Nts., 3/8/22[5]	4,000,000	RUR	122,158
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21[3]	70,000		72,275
9.125% Sr. Unsec. Nts., 4/30/18[3]	330,000		372,491
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[3]	345,000		351,038
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[3]	50,000		46,000

			1,312,714
Utilities–5.1%
Electric Utilities–3.8%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[3]	355,000		401,860
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[3]	45,000		18,900
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[3]	105,000		133,875
Eskom Holdings Ltd.:
10% Nts., Series ES23, 1/25/23	4,000,000	ZAR	564,166
5.75% Sr. Unsec. Bonds, 1/26/21[3]	120,000		136,200
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	3,000,000	ZAR	357,006
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[3]	160,000		171,584
7.25% Nts., 1/15/19[3]	900,000		965,574
Majapahit Holding BV:
7.75% Nts., 10/17/16[3]	115,000		134,694
8% Sr. Unsec. Nts., 8/7/19[3]	50,000		62,125
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[3]	180,000		197,100

			3,143,084
Energy Traders–0.5%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	295,000		327,415
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[3]	125,000		140,313

			467,728

10	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Principal Amount		Value
Gas Utilities–0.8%
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[3]	$125,000		$135,625
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[3]	480,000		508,800

			644,425

Total Corporate Bonds and Notes (Cost $23,503,218)			24,461,929
Structured Securities–4.2%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 7%, 5/19/27	980,000,000	IDR	107,456
Indonesia (Republic of) Total Return Linked Bonds, 8.25%, 6/17/32	2,250,000,000	IDR	269,009
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	2,261,000,000	COP	1,575,700
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[2],[7]	800,000,000	COP	557,523
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	180,000,000	COP	126,333
HSBC Bank USA NA, Indonesia (Republic of) Credit Linked Nts., 8.25%, 6/15/32[3]	670,000,000	IDR	80,105
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[7]	265,000,000	COP	185,994
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20[7]	51,000,000	COP	35,795
Indonesia (Republic of) Credit Linked Nts., 7%, 5/19/27[3]	2,350,000,000	IDR	257,674
Indonesia (Republic of) Credit Linked Nts., 8.25%, 6/17/32[3]	510,000,000	IDR	60,975
UBS AG, Indonesia (Republic of) Total Return Linked Nts., 8.25%, 6/17/32	2,040,000,000	IDR	243,901

Total Structured Securities (Cost $3,514,382)			3,500,465

11	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Expiration Date	Strike Price	Contracts	Value
Options Purchased–0.3%
Brazilian Real (BRR) Call	10/18/12	1USD per1.820BRR	1,310,000	$1
Brazilian Real (BRR) Call	10/18/12	1USD per1.900BRR	1,420,000	114
Mexican Nuevo Peso (MXN) Call	11/8/12	1USD per 12.742MXN	18,000,000	8,680
Mexican Nuevo Peso (MXN) Call	11/9/12	1USD per 12.840MXN	19,200,000	12,025
Mexican Nuevo Peso (MXN) Call	11/13/12	1USD per 12.925MXN	19,300,000	15,494
New Turkish Lira (TRY) Call	11/28/12	1USD per 1.829TRY	3,030,000	32,251
New Turkish Lira (TRY) Put	11/28/12	1EUR per 2.300TRY	830,000	8,912
Russian Ruble (RUR) Call	11/29/12	1USD per 31.250RUR	31,100,000	5,827
South African Rand (ZAR) Call	11/21/12	1USD per 8.218ZAR	10,200,000	19,614
South African Rand (ZAR) Call	11/26/12	1USD per 8.200ZAR	10,175,000	19,588
South African Rand (ZAR) Call	12/20/12	1USD per 8.358ZAR	41,787,500	129,778

Total Options Purchased (Cost $366,620)				252,284

	Shares
Investment Company–1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.19%[9,10] (Cost $1,260,375)	1,260,375	1,260,375
Total Investments, at Value (Cost $81,189,615)	99.0%	82,718,455
Other Assets Net of Liabilities	1.0	817,715

Net Assets	100.0%	$83,536,170

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

BRR	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesia Rupiah
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
PEN	Peruvian New Sol
PLZ	Polish Zloty

12	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

RUR	Russian Ruble
TRY	New Turkish Lira
ZAR	South African Rand

1.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $199,958. See accompanying Notes.
2.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,232,876 or 32.60% of the Fund’s net assets as of August 31, 2012.
4.	Zero coupon bond reflects effective yield on the date of purchase.
5.	Represents the current interest rate for a variable or increasing rate security.
6.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after August 31, 2012. See accompanying Notes.
7.	Restricted security. The aggregate value of restricted securities as of August 31, 2012 was $1,629,224, which represents 1.95% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15	12/16/11-8/7/12	$419,097	$425,888	$6,791
Banco BMG SA, 9.15% Nts., 1/15/16	6/30/10	50,049	47,040	(3,009)
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	563,280	557,523	(5,757)
Halyk Savings Bank of Kazakhstan JSC, 9.25% Sr. Nts., 10/16/13	6/30/10-4/3/12	294,549	301,795	7,246
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	179,691	185,994	6,303
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20	10/6/10	35,055	35,795	740
Tengizchevroil LLP, 6.124% Nts., 11/15/14	10/27/10-1/3/12	73,475	75,189	1,714

		$1,615,196	$1,629,224	$14,028

8.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
9.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares May 31, 2012	Gross Additions	Gross Reductions	Shares August 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	1,938,431	11,996,355	12,674,411	1,260,375

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$1,260,375	$1,066

13	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

10.	Rate shown is the 7-day yield as of August 31, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Brazil	$13,063,041	15.8%
Russia	12,257,399	14.8
Turkey	10,112,687	12.2
South Africa	8,344,707	10.1
Mexico	6,262,938	7.6
Colombia	4,043,245	4.9
Hungary	3,700,548	4.5
Venezuela	3,529,527	4.3
Peru	3,100,660	3.7
Indonesia	2,426,340	2.9
Poland	2,377,323	2.9
United States	1,510,323	1.8
Malaysia	1,472,205	1.8
Israel	1,362,993	1.6
Philippines	1,123,900	1.4
Kazakhstan	986,706	1.2
Ukraine	965,113	1.2
Chile	962,624	1.2
United Arab Emirates	670,665	0.8
Sri Lanka	484,379	0.6
Uruguay	426,769	0.5
India	423,297	0.5
Nigeria	393,926	0.5
Panama	373,293	0.4
Romania	332,069	0.4
Qatar	327,500	0.4
Trinidad & Tobago	230,850	0.3
Ghana	214,138	0.3
Ivory Coast	197,400	0.2
Lithuanua	178,688	0.2
Latvia	178,415	0.2
Slovakia	171,857	0.2
Croatia	169,722	0.2
Dominican Republic	115,053	0.1
China	110,205	0.1
Italy	46,000	0.1
Australia	44,138	0.1
Argentina	18,900	0.0
European Union	8,912	0.0

Total	$82,718,455	100.0%

14	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Foreign Currency Exchange Contracts as of August 31, 2012 are as follows:

Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
Chilean Peso (CLP)	Buy	102,000	CLP	10/9/12	$211,082	$7,874	$—
Malaysian Ringgit (MYR)	Buy	3,085	MYR	11/30/12	986,308	1,236	—
Peruvian New Sol (PEN)	Sell	1,340	PEN	10/5/12	511,581	—	7,940
South African Rand (ZAR)	Sell	20,720	ZAR	10/5/12	2,453,967	69,139	—

						78,249	7,940

Bank Paribas Asia
Malaysian Ringgit (MYR)	Buy	560	MYR	11/30/12	179,038	438	—

Barclay’s Capital:
Chilean Peso (CLP)	Sell	70,000	CLP	10/9/12	144,860	—	292
Euro (EUR)	Sell	125	EUR	1/23/13	157,519	—	3,351
Hungarian Forint (HUF)	Buy	20,000	HUF	10/24/12	87,830	2,293	—
Hungarian Forint (HUF)	Sell	37,000	HUF	12/12/12-2/20/13	160,567	2,013	—
Mexican Nuevo Peso (MXN)	Sell	4,950	MXN	10/18/12	373,151	879	—
Russian Ruble (RUR)	Sell	26,300	RUR	11/30/12	802,786	—	11,952
South African Rand (ZAR)	Sell	29,255	ZAR	9/12/12-10/22/12	3,465,309	62,925	—

						68,110	15,595

Citigroup:
Chilean Peso (CLP)	Buy	12,000	CLP	10/9/12	24,833	—	14
Colombian Peso (COP)	Sell	758,000	COP	11/30/12	410,155	1,880	—
Euro (EUR)	Buy	160	EUR	9/28/12	201,304	720	—
Hungarian Forint (HUF)	Buy	48,000	HUF	11/6/12	210,412	—	2,481
Indonesia Rupiah (IDR)	Buy	3,391,000	IDR	10/5/12	352,935	—	3,910
Malaysian Ringgit (MYR)	Buy	2,935	MYR	9/25/12-11/30/12	940,239	300	2,274
Mexican Nuevo Peso (MXN)	Buy	6,780	MXN	9/12/12-11/9/12	511,302	—	2,834
Mexican Nuevo Peso (MXN)	Sell	50	MXN	10/18/12	3,769	69	—
Peruvian New Sol (PEN)	Buy	320	PEN	10/5/12	122,169	521	—
Singapore Dollar (SGD)	Sell	930	SGD	10/16/12	746,074	—	3,886

						3,490	15,399

15	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Credit Suisse:
Euro (EUR)	Buy	570	EUR	9/28/12-11/29/12	717,565	1,209	—
New Turkish Lira (TRY)	Sell	940	TRY	11/29/12	509,905	3,167	—
South African Rand (ZAR)	Sell	790	ZAR	9/12/12	93,860	3,462	—

						7,838	—

Deutsche Bank Securities, Inc.:
Hungarian Forint (HUF)	Sell	320,000	HUF	11/6/12	1,402,749	276	29,541
Malaysian Ringgit (MYR)	Buy	12,080	MYR	10/5/12	3,873,824	28,877	1,131
New Turkish Lira (TRY)	Sell	3,305	TRY	10/30/12-11/7/12	1,799,374	—	24,471
Polish Zloty (PLZ)	Buy	2,990	PLZ	11/6/12	894,957	3,241	11,740
South Korean Won (KRW)	Buy	1,401,000	KRW	9/19/12	1,235,200	36,650	1,021

						69,044	67,904

Goldman Sachs & Co.:
Euro (EUR)	Buy	535	EUR	9/28/12-11/29/12	673,530	3,683	—
Mexican Nuevo Peso (MXN)	Buy	2,300	MXN	12/4/12	172,638	—	698
Mexican Nuevo Peso (MXN)	Sell	12,700	MXN	11/9/12-12/13/12	954,262	797	30,371
New Turkish Lira (TRY)	Sell	2,470	TRY	11/29/12	1,339,857	10,977	—
South African Rand (ZAR)	Sell	3,950	ZAR	10/5/12	467,817	12,412	—

						27,869	31,069

HSBC
Malaysian Ringgit (MYR)	Sell	810	MYR	9/25/12	259,727	306	—

JP Morgan Chase:
Chinese Renminbi (Yuan) (CNY)	Buy	760	CNY	9/28/12	119,678	406	—
Chinese Renminbi (Yuan) (CNY)	Sell	760	CNY	9/28/12	119,678	—	1,114
Euro (EUR)	Sell	1,190	EUR	9/28/12-11/6/12	1,497,445	—	44,183
Hungarian Forint (HUF)	Sell	49,000	HUF	10/24/12-12/27/12	214,163	2,676	9,359
Indonesia Rupiah (IDR)	Buy	8,801,000	IDR	10/5/12	916,008	—	15,315
Malaysian Ringgit (MYR)	Buy	7,270	MYR	9/25/12-10/5/12	2,331,159	50,315	—
Mexican Nuevo Peso (MXN)	Buy	21,900	MXN	9/12/12-12/4/12	1,654,432	69,157	—
Mexican Nuevo Peso (MXN)	Sell	10,000	MXN	9/20/12	755,871	—	43,409
New Turkish Lira (TRY)	Sell	760	TRY	11/29/12	412,264	3,157	—

16	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Singapore Dollar (SGD)	Buy	300	SGD	10/16/12	240,669	—	1,221
South Korean Won (KRW)	Buy	136,000	KRW	9/19/12	119,905	1,246	—

						126,957	114,601

Morgan Stanley & Co., Inc.:
Brazilian Real (BRR)	Sell	5,020	BRR	10/2/12	2,460,023	—	19,042
South Korean Won (KRW)	Buy	1,037,000	KRW	10/15/12	913,657	9,047	—

						9,047	19,042

Nomura Securities:
Brazilian Real (BRR)	Sell	1,715	BRR	10/2/12	840,426	—	6,505
Euro (EUR)	Sell	1,540	EUR	9/28/12	1,937,555	—	63,943
Singapore Dollar (SGD)	Sell	560	SGD	10/16/12	449,249	—	2,542

						—	72,990

RBS Greenwich Capital:
Hungarian Forint (HUF)	Buy	29,000	HUF	11/6/12	127,124	—	1,802
New Turkish Lira (TRY)	Buy	2,790	TRY	10/30/12	1,520,055	—	17,794
Singapore Dollar (SGD)	Buy	1,190	SGD	10/16/12	954,654	18,538	—

						18,538	19,596

Standard Chartered Bank:
Malaysian Ringgit (MYR)	Buy	2,940	MYR	11/30/12	939,950	1,497	—
Malaysian Ringgit (MYR)	Sell	3,230	MYR	9/25/12	1,035,700	1,385	—

						2,882	—

State Street:
New Turkish Lira (TRY)	Sell	750	TRY	11/29/12	406,839	1,380	—
South African Rand (ZAR)	Buy	1,990	ZAR	9/12/12	236,433	—	1,616

						1,380	1,616

Total unrealized appreciation and depreciation						$414,148	$365,752

Futures Contracts as of August 31, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Depreciation
U.S. Treasury Nts., 10 yr.	Sell	74	12/19/12	$9,895,188	$73,506

17	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Written Options as of August 31, 2012 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Russian Ruble (RUR)	Put	37,800,000	1USD per 38.000RUR	11/29/12	$16,712	$(1,112)	$15,600
South African Rand (ZAR)	Call	38,350,000	1USD per 8.358ZAR	12/20/12	44,350	(17,378)	26,972
South African Rand (ZAR)	Call	9,800,000	1USD per 7.893ZAR	11/26/12	11,088	(7,600)	3,488
South African Rand (ZAR)	Put	47,500,000	1USD per 9.500ZAR	12/20/12	139,750	(55,422)	84,328
South African Rand (ZAR)	Put	11,200,000	1USD per 9.023ZAR	11/21/12	15,206	(16,672)	(1,466)
South African Rand (ZAR)	Put	11,175,000	1USD per 9.013ZAR	11/26/12	16,429	(18,072)	(1,643)
South African Rand (ZAR)	Call	9,800,000	1USD per 7.900ZAR	11/21/12	8,944	(7,401)	1,543

					$252,479	$(123,657)	$128,822

Credit Default Swap Contracts as of August 31, 2012 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Brazil (Federative Republic of)
Barclays Bank plc	Sell	$285	1%	9/20/17	$6,632	$(3,892)	$2,740

	Total	285			6,632	(3,892)	2,740

Hungary (Republic of):
HSBC Bank USA NA	Sell	170	1	6/20/17	30,460	(21,915)	8,545
UBS AG	Sell	170	1	6/20/17	31,088	(21,915)	9,173

	Total	340			61,548	(43,830)	17,718

United Mexican States:
Barclays Bank plc	Sell	90	1	9/20/17	1,393	(339)	1,054
Barclays Bank plc	Sell	100	1	9/20/17	337	(376)	(39)

	Total	190			1,730	(715)	1,015

		Grand Total Buys			—	—	—
		Grand Total Sells			69,910	(48,437)	21,473

		Total Credit Default Swaps			$69,910	$(48,437)	$21,473

18	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Sovereign Debt	$475,000	$—	BBB
Non-Investment Grade Sovereign Debt	340,000	—	BB+

Total	$815,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of August 31, 2012 are as follows:

Interest Rate/Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Bank of America NA	1,040	BRR	BZDI	8.090%	1/2/15	$(2,294)
Deutsche Bank AG	1,790	BRR	BZDI	8.080	1/2/15	(4,178)
Goldman Sachs International	2,990	BRR	BZDI	7.650	1/2/14	(2,435)
Goldman Sachs International	5,110	BRR	BZDI	8.640	1/2/17	(13,501)
Goldman Sachs International	1,200	BRR	BZDI	8.080	1/2/15	(2,782)

Total	12,130	BRR				(25,190)

MXN TIIE BANXICO
Bank of America NA	2,300		MXN TIIE BANXICO	7.030	6/4/32	5,403

				Total Interest Rate Swaps		$(19,787)

19	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
MXN	Mexican Nuevo Peso

Abbreviations/Definitions are as follows:

BANXICO	Banco de Mexico
BZDI	Brazil Interbank Deposit Rate
TIIE	Interbank Equilibrium Interest Rate

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of August 31, 2012 is as follows:

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Interest Rate	1,040	BRR	$(2,294)
	Interest Rate	2,300	MXN	5,403

				3,109
Barclays Bank plc	Credit Default Sell Protection	475		(4,607)
Deutsche Bank AG	Interest Rate	1,790	BRR	(4,178)
Goldman Sachs International	Interest Rate	9,300	BRR	(18,718)
HSBC Bank USA NA	Credit Default Sell Protection	170		(21,915)
UBS AG	Credit Default Sell Protection	170		(21,915)

			Total Swaps	$(68,224)

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
MXN	Mexican Nuevo Peso

20	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

As of August 31, 2012, the Fund had entered into the following written swaption contracts:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Swaption Expiration Date	Premium Received	Value	Unrealized Depreciation
Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/14/22	Interest Rate Pay Fixed	1,800	ZAR	11/13/12	$2,330	$(7,109)	$4,779
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 12/18/22	Interest Rate Pay Fixed	1,745	ZAR	12/19/12	2,299	(7,495)	5,196
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/19/22	Interest Rate Pay Fixed	1,760	ZAR	11/20/12	2,319	(7,076)	4,757

Total Written Swaptions						$6,948	$(21,680)	$14,732

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

ZAR	South African Rand

Abbreviations/Definitions are as follows:

JIBAR	South Africa Johannesburg Interbank Agreed Rate

SAFEX	South African Futures Exchange

21	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Notes to Statement of Investments

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of August 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$109,275

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is

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STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most

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Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

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Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

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Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of August 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$249,948	$—	$249,948
Foreign Government Obligations	—	52,683,655	—	52,683,655
Corporate Bonds and Notes	—	24,771,728	—	24,771,728
Structured Securities	—	3,500,465	—	3,500,465
Options Purchased	—	252,284	—	252,284
Investment Company	1,260,375	—	—	1,260,375

Total Investments, at Value	1,260,375	81,458,080	—	82,718,455

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Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Other Financial Instruments:
Foreign currency exchange contracts	—	414,148	—	414,148
Appreciated swaps, at value	—	5,403	—	5,403

Total Assets	$1,260,375	$81,877,631	$—	$83,138,006

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(365,752)	$—	$(365,752)
Futures margins	(42,781)	—	—	(42,781)
Appreciated swaps, at value	—	(48,061)	—	(48,061)
Depreciated swaps, at value	—	(25,566)	—	(25,566)
Appreciated options written, at value	—	(88,913)	—	(88,913)
Depreciated options written, at value	—	(34,744)	—	(34,744)
Depreciated swaptions written, at value	—	(21,680)	—	(21,680)

Total Liabilities	$(42,781)	$(584,716)	$—	$(627,497)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the

27	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

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Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $790,588, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $201,394 as of August 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from

29	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of August 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $131,778 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of August 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

30	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended August 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $731,332 and $5,527,449, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

31	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

During the period ended August 31, 2012, the Fund had an ending monthly average market value of $7,401,820 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

32	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

During the period ended August 31, 2012, the Fund had an ending monthly average market value of $309,424 and $43,267 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended August 31, 2012, the Fund had an ending monthly average market value of $57,577 and $198,670 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended August 31, 2012 was as follows:

33	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of May 31, 2012	—	$—	106,900,092	$211,980
Options written	73,450,046	118,350	89,137,600	408,534
Options closed or expired	(15,500,000)	(47,350)	(88,362,692)	(432,417)
Options exercised	(46)	(6,618)	—	—

Options outstanding as of August 31, 2012	57,950,000	$64,382	107,675,000	$188,097

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

34	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

35	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

For the period ended August 31, 2012, the Fund had ending monthly average notional amounts of $47,500 and $1,083,750 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

For the period ended August 31, 2012, the Fund had ending monthly average notional amounts of $5,808,887 on interest rate swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

36	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

During the period ended August 31, 2012, the Fund had an ending monthly average market value of $16,576 on written swaptions.

Written swaption activity for the period ended August 31, 2012 was as follows:

	Call Swaptions
	Number of Contracts	Amount of Premiums
Swaptions outstanding as of May 31, 2012	3,560,000	$4,649
Swaptions written	1,745,000	2,299

Swaptions outstanding as of August 31, 2012	5,305,000	$6,948

Restricted Securities

As of August 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

37	Oppenheimer Emerging Markets Debt Fund

Oppenheimer Emerging Markets Debt Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$81,212,152
Federal tax cost of other investments	(10,151,019)

Total federal tax cost	$71,061,133

Gross unrealized appreciation	$3,359,221
Gross unrealized depreciation	(1,982,055)

Net unrealized appreciation	$1,377,166

38	Oppenheimer Emerging Markets Debt Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Debt Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 10/8/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 10/8/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 10/8/2012